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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 2, 1997 (except Note 10, as to which the date is January 15, 1998) with respect to the financial statements of Principal Healthcare Finance Limited in the Registration Statement (Amendment No. 7 to Form S-1) dated April 2, 1998.

                                          /s/ Ernst & Young
Jersey, Channel Islands

April 2, 1998